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                                                                 EXHIBIT


                         Terrence J. Dunne, MBA, MST
                         Certified Public Accountant



                                        September 28, 1995


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


                 Re: Gold Securities Corporation
                      (the "Company")
                      -----------------------------

Dear Sir:

     I have read the disclosure respecting my resignation as the Company's independent auditor contained in the Company's Current Report on Form 8-K dated September 27, 1995. I agree with the Company's statements made therein.


                                        Sincerely,


                                        /s/Terry Dunne